Exhibit 99.2

First Quarter 2009 Earnings Acquisition of Communication Services Group Supplemental Information

1 Forward Looking Statements The statements contained in this presentation that are not historical facts are forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations, forecasts and assumptions that are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in, or implied by, the forward-looking statements. The Company has attempted, whenever possible, to identify these forward-looking statements using words such as “may,” “will,” “should,” “projects,” “estimates,” “expects,” “plans,” “intends,” “anticipates,” “believes,” and variations of these words and similar expressions. Similarly, statements herein that describe the Company’s business strategy, prospects, opportunities, outlook, objectives, plans, intentions or goals are also forward-looking statements. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: the Company’s reliance upon a small number of customers for a significant portion of its revenue; competitive factors such as pricing pressures; uncertainties related to the updated international tax planning strategy; the Company’s ability to grow its business domestically and internationally by generating greater transaction volumes, acquiring new customers or developing new service offerings; fluctuations in the Company’s quarterly results because of the seasonal nature of the business and other factors outside of the Company’s control, including fluctuations in foreign exchange rates and the continuing impact of the current economic recession; the Company’s ability to identify, execute or effectively integrate acquisitions, including the acquisition of the Communications Services Group from VeriSign, Inc.; increases in the prices charged by telecommunication providers for services used by the Company; the Company’s ability to adapt to changing technology; additional costs related to compliance with the Sarbanes-Oxley Act of 2002, any revised New York Stock Exchange listing standards, Securities and Exchange Commission (SEC) rule changes or other corporate governance issues; and other risk factors described in the Company’s annual report on Form 10-K dated March 16, 2009 as filed with the SEC. The Company expects that subsequent events or developments will cause its views to change. The Company undertakes no obligation to update any of the forward-looking statements made herein, whether as a result of new information, future events, changes in expectations or otherwise. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to May 5, 2009.

2 TNS Divisions Financial Services Division (16% of Q1 09 Revenues) Private financial data and VoIP networks Telecommunication Services Division (20% of Q1 09 Revenues) Call signaling and database access services Point-of-Sale Division (24% of Q1 09 Revenues) Enables optimized transaction delivery between payment processors and ATM or POS terminals International Services Division (40% of Q1 09 Revenues) Provides POS, telecommunications and financial services around the world Q1 09 Revenue $75.3 mm Q1 09 EBITDA $14.3 mm Q1 09 Adj. Earnings $7.3 mm

3 Q1:09 Financial Overview ($ in millions except per share amounts) 1) Non-GAAP measures. Included in operating expenses for the first quarter 2008 was a $0.9 million pre-tax benefit associated with the settlement of a state sales tax liability Excluding this item, first quarter 2009 adjusted earnings fell 4.1% to $7.3 million, or $0.29 per share, from $7.5 million, or $0.30 per share, in first quarter 2008. Please see first quarter 2009 press release for reconciliation to comparable GAAP measures. Q1 09 Q1 08 % Chg International Services Division $ 30.2 $ 37.2 (18.7)% Financial Services Division 12.1 10.7 12.2% Telecommunication Services Division 15.0 17.8 (15.9)% Point-of-Sale Division 18.0 18.4 (2.1)% Total Revenue $75.3 $84.1 (10.5)% Gross Profit $38.5 $43.4 (11.4)% Gross Margin 51.1% 51.6% (50)BP EBITDA Before Stock Comp Expense $16.3 $19.7 (17.3)% Adjusted Earnings(1) $7.3 $8.3 (12.4)% Adjusted Earnings per Share—Diluted(1) $0.29 $0.33 (12.6)%

4 Balance Sheet Highlights Amounts in millions Actual 03/31/09 12/31/08 Cash and Cash Equivalents $35.0 $38.9 Total Current Assets $116.2 $120.5 Current Ratio 1.79x 1.59x Net Property and Equipment $58.4 $58.8 Total Assets $349.0 $361.9 Long-Term Debt $178.5 $178.5 Stockholders’ Equity $100.8 $102.8 Total Debt/Capitalization 63.9% 63.5% Total Liabilities and Equity $349.0 $361.9 Common Shares Outstanding 25.2 25.2

5 Foreign Currency Exposure For First Quarter Ended 03-31-09 Q1 2009 Q1 2008 % Change GBP 1.44 1.98 -27% EUR 1.31 1.50 -13% AUD 0.66 0.91 -27%

Communication Services Group Acquisition

- Transaction closed May 1, 2009
  - $226.2 million total cash consideration, subject to post-closing working capital adjustment.
  - Funded through new $230 million Term Loan Facility
  - ~330 staff in Olympia, WA, Overland Park, KS, Tampa, FL, Dulles, VA and other U.S. locations
- Scales TSD - strategic, financial, operational, and technological fit
- With CSG, TNS:
  - Reinforces status as premier provider of SS7 network services
  - Becomes leading provider of intelligent database services including caller ID
  - Enters wireless roaming and clearing services market
  - Strengthens competitive positioning
  - Gains talented, complementary product development capability
  - Augments high recurring revenue, cash generating business model
- Transaction immediately, materially accretive to earnings

Enabling the world to transact

TNS Transaction Network Services

6

CSG Assets, Products, Customers

Enabling the world to transact

SS7 Network and Product Line

- ~36% of 2008 net revenue
- Premier unaffiliated network
- 340 access points
- 100K+ active signaling routes
- Efficient, highly reliable interconnection

Intelligent Database Services

- ~58% of 2008 net revenue
- Largest authoritative CNAM database ~ 144mm names
- Complete nationwide delivery
- Superior information/updating
- Premier products, interconnectivity

Roaming/Clearing Services

- ~6% of 2008 net revenue
- Enables wireless roaming across global networks
- Comprehensive product line
- New market and product opportunity

Product Development

- Talented, complementary capability
- SS7 Expertise
- Developing next-generation IP applications

Customer Base

- ~700 industry leading customers, little overlap
- Wireline telephony customers
- Alternative telephony (cable, VoIP) customers
- Wireless service providers

7

TNS
Transaction Network Services

8 Strategic Drivers Consolidation Price competition, industry consolidation, vertical integration of downstream providers impacted revenues 2009-2010 – addressable market expanding Growth of cable and VoIP vertical into telecom space Past industry consolidation favors larger players, especially in CNAM 2010 and beyond – new solutions Opportunity to cross-sell to other divisions Global roaming/clearing opportunity Non-traditional inter-carrier connectivity Invest in CSG - drive synergies Grow in current markets Alternative telephony – gain competitive share Roaming/clearing – premier alternative to large competitor Invest in product development Align/cross-sell POS and TSD services Expand roaming/clearing globally Develop new cost-saving solutions One-to-many IP-based switching solutions ENUM connectivity Robust SS7 network services Partnered to provide outsourced alternative CNAM solution Leveraged bundled service offerings to alternative telephony providers TNS Strategy

Replace back office functions Heavy customer interaction in support of transition Begin employee integration Evaluate network integration plans 9 Integration Plans First 3 Months Products Integration Network Migration Review products Develop/finalize product strategy Implement development/engineering roadmaps Analyze customer traffic Migrate network traffic and hosted CNAM to single platform Integrate help desks Track Record in Network Migration and Integration People / Systems Integrate employees into combined company structure/culture Systems integrations Rationalize offices Technology Consolidation Consolidate operations and production platforms Eliminate vendor duplicity Implement new network architecture Total - 12-18 Months

10 Transaction Financing Total cash consideration = $226.2 million, subject to post-closing working capital adjustment Acquisition financing New $230 million Term Loan Existing $178.5 million Term Loan B amended to reflect current market terms and accommodate new indebtedness Amended and restated credit facility priced at LIBOR plus 600 bps, with a 350 bps LIBOR floor, and matures in March 2014. Strong balance sheet post-financing $12 million in cash on hand now $15 million undrawn revolver Total debt to capitalization ratio of 80.2% ( pro-forma as of March 31, 2009)

11 2009 Outlook - Projected and Constant Dollar Analysis ($ in millions) 2009 @ % Chg @ 2009 2008 % Chg ‘08 FX ‘08 FX % Total Revenue $468 - $482 $344.0 36.0% - 40.1% $497 - $512 44.5% - 48.8% Adjusted Earnings(1)(2) $43.9 - $47.8 $40.2 9.2% - 18.9% $51.7 - $55.6 28.6% - 38.3% Adjusted EPS – Diluted (1)(2) $1.69 - $1.84 $1.60 5.6% - 15.0% $1.99 - $2.14 24.4% - 33.8% Q2:09 Q2:08 % Chg Total Revenue $112 - $116 $90.1 24.3% - 28.7% $122 - $126 35.4% - 39.8% Adjusted Earnings(1) $10.8 - $12.0 $10.8 0% - 11.1% $13.2 - $14.5 22.0% - 33.8% Adjusted EPS – Diluted (1) $0.42 - $0.47 $0.43 (2.3)% - 9.3% $0.51 - $0.56 19.7% - 31.3% Non-GAAP measure. Excluded from expenses in 2008 is a $1.2 million pre-tax charge related to severance and $0.9 million benefit related to settlement of a sales tax liability.